    As filed with the Securities and Exchange Commission on November 13, 2000

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

       Filed by the registrant [x]
       Filed by a party other than the registrant [ ]
       Check the appropriate box:
[ ] Preliminary proxy statement
                                          [ ] Confidential, For Use of the Com-
                                           mission Only (as permitted by
                                           Rule 14a-6(e)(2))

[x] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


         THE S&P 500 (Registered Trade Mark) PROTECTED EQUITY FUND, INC.
                                  P.O.BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  Same as above
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
    [x] No fee required
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total fee paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

        THE S&P 500 (REGISTERED TRADEMARK)  PROTECTED EQUITY FUND, INC.

                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                              --------------------
                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                              --------------------
                         TO BE HELD ON DECEMBER 13, 2000

To The Stockholders of THE S&P 500 (REGISTERED TRADEMARK) PROTECTED EQUITY FUND, INC.:

  NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Meeting") of The S&P 500 (Registered Trademark) Protected Equity Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Investment Managers, L.P. ("MLIM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Wednesday, December 13, 2000 at 3:40 p.m. for the following purposes:

  (1) To elect a Board of Directors to serve for the ensuing year;

  (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

  (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Directors of the Fund has fixed the close of business on October 30, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

  A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after November 29, 2000, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. IF YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM TO PROVIDE VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET, PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

  If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation at (800) 645-4519.


                                          By Order of the Board of Directors,


                                          Ira P. Shapiro
                                          Secretary

Plainsboro, New Jersey
Dated: November 15, 2000

                                 PROXY STATEMENT

                                ----------------
         THE S&P 500 (REGISTERED TRADEMARK) PROTECTED EQUITY FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                ----------------
                       2000 ANNUAL MEETING OF STOCKHOLDERS

                                ----------------
                                DECEMBER 13, 2000


                                  INTRODUCTION


  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Directors") of The S&P 500 (Registered Trademark) Protected Equity Fund, Inc. (the "Fund"), to be voted at the 2000 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Investment Managers, L.P. ("MLIM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Wednesday, December 13, 2000 at 3:40 p.m. The approximate mailing date of this Proxy Statement is November 15, 2000.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Directors to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

  The Board of Directors of the Fund has fixed the close of business on October 30, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 31,510,000 shares of common stock, par value $.10 per share ("Common Stock"). Persons who, to the knowledge of the Fund beneficially own more than five percent of its outstanding shares are listed herein under "Stock Ownership of Certain Beneficial Owners."

  The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting, it is the intention of the persons named on the enclosed proxy to vote in accordance with their best judgment.


                          ITEM 1. ELECTION OF DIRECTORS

  At the Meeting, seven Directors of the Fund will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or properly revoked) in favor of the seven (7) nominees listed below. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies will be voted for such substitute nominee or nominees as the Board of Directors may recommend.


  Certain information concerning the nominees is set forth below:




                                               PRINCIPAL OCCUPATIONS                       COMMON STOCK
                                              DURING PAST FIVE YEARS        DIRECTOR   BENEFICIALLY OWNED AT
   NAME AND ADDRESS OF NOMINEE     AGE      AND PUBLIC DIRECTORSHIPS(1)       SINCE       THE RECORD DATE
--------------------------------- ----- ---------------------------------- ---------- ----------------------
Terry K. Glenn(1)* .............. 60    Executive Vice President of          1999             - 0 -
 P.O. Box 9011                          MLIM and Fund Asset
 Princeton, NJ 08543-9011               Management, L.P., ("FAM")
                                        (which terms as used herein
                                        include their corporate
                                        predecessors) since 1983;
                                        Executive Vice President and
                                        Director of Princeton Services,
                                        Inc. ("Princeton Services") since
                                        1993; President of FAM
                                        Distributors, Inc. ("FAMD")
                                        since 1986 and Director thereof
                                        since 1991; President of
                                        Princeton Administrators, L.P.
                                        since 1988.

M. Colyer Crum(1) ............... 68    Currently James R. Williston        Nominee           - 0 -
 104 Westcliff Road                     Professor of Investment
 Weston, Massachusetts 02493-1410       Management Emeritus, Harvard
                                        Business School; James R.
                                        Williston Professor of
                                        Investment Management,
                                        Harvard Business School from
                                        1971 to 1996; Director of
                                        Cambridge Bancorp.

Laurie Simon Hodrick(1) ......... 38    Professor of Finance and            Nominee           - 0 -
 809 Uris Hall                          Economics, Graduate School of
 3022 Broadway                          Business, Columbia University
 New York, New York 10027               since 1998; Associate Professor
                                        of Finance and Economics,
                                        Graduate School of Business,
                                        Columbia University from 1996
                                        to 1998; Associate Professor of
                                        Finance, J.L. Kellogg Graduate
                                        School of Management,
                                        Northwestern University from
                                        1992 to 1996.

                                                 PRINCIPAL OCCUPATIONS                       COMMON STOCK
                                                 DURING PAST FIVE YEARS       DIRECTOR   BENEFICIALLY OWNED AT
     NAME AND ADDRESS OF NOMINEE      AGE     AND PUBLIC DIRECTORSHIPS(1)       SINCE       THE RECORD DATE
------------------------------------ ----- --------------------------------- ---------- ----------------------
Jack B. Sunderland(1)(2)** ......... 72    President and Director of           1999           - 0 -
 P.O. Box 7                                American Independent Oil
 West Cornwall, Connecticut 06796          Company, Inc. (an energy
                                           company) since 1987; Member
                                           of Council on Foreign Relations
                                           since 1971.

Stephen B. Swensrud(1)(2) .......... 67    Chairman of Fernwood                1999           - 0 -
 88 Broad Street, 2nd Floor                Advisors (investment adviser)
 Boston, Massachusetts 02110               since 1996; Principal of
                                           Fernwood Associates (financial
                                           consultants) since 1975;
                                           Chairman of RPP Corporation
                                           (manufacturing company) since
                                           1978; Director of International
                                           Mobile Communications, Inc.
                                           (telecommunications company)
                                           since 1998.

J. Thomas Touchton(1)(2) ........... 61    Managing Partner of The Witt        1999           - 0 -
 Suite 3405, One Tampa City Center         Touchton Company and its
 201 North Franklin Street                 predecessor, The Witt Co. (a
 Tampa, Florida 33602                      private investment partnership)
                                           since 1972; Trustee Emeritus of
                                           Washington and Lee University;
                                           Director of TECO Energy, Inc.
                                           (an electric utility holding
                                           company).

Fred G. Weiss(1) ................... 59    Managing Director of FGW           Nominee         - 0 -
 16450 Maddalena Place                     Associates since 1997; Director
 Delray Beach, Florida 33446               of Watson Pharmaceutical, Inc.
                                           (a pharmaceutical company)
                                           since 2000; Director of the
                                           Michael J. Fox Foundation for
                                           Parkinson's Research; Director
                                           of Laboratories Phoenix USA,
                                           Inc. (a private drug delivery
                                           company); and Director of
                                           Kann Institute for Medical
                                           Careers, Inc. (a private medical
                                           education company).

----------
(1) Each Director and nominee is a director, trustee or member of an advisory board of certain other investment companies for which MLIM, FAM or their affiliates act as investment adviser. See "Compensation of Directors" below.
(2)   Member of the Audit and Nominating Committee of the Board of Directors.
* Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.
** Pursuant to the Fund's retirement policy, it is anticipated that Mr. Sunderland will retire from the Board of Directors of the Fund after December 31, 2000.

  The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Directors may recommend.


     Committee and Board Meetings. The Board of Directors of the Fund has a standing Audit and Nominating Committee (the "Audit Committee"), which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Audit Committee also reviews and nominates candidates to serve as non-interested Directors. The Audit Committee generally will not consider nominees recommended by stockholders of the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.


  During the Fund's fiscal year ended September 30, 2000, the Board of Directors held four meetings and the Audit Committee held three meetings. All of the Directors then serving attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during such period.


     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE"). Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

  Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Michael G. Clark inadvertently made a late Form 4 filing reporting a change in beneficial ownership of Fund shares.


     Interested Persons. The Fund considers Mr. Glenn to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with MLIM and its affiliates and/or due to his ownership of securities issued by Merrill Lynch & Company ("ML & Co.") Mr. Glenn is the President of the Fund.


     Compensation of Directors. MLIM, the Fund's investment adviser, pays all compensation to all officers of the Fund and Directors of the Fund who are affiliated with ML & Co. or its affiliates. The Fund pays each Director not affiliated with FAM (each a "non-interested Director") a fee of $2,500 per year plus $250 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of the Audit Committee, which consists of all of the non-interested Directors, a fee of $1,000 per year. These fees and expenses aggregated $15,399 for the fiscal year ended September 30, 2000.

  The following table sets forth for the fiscal year ended September 30, 2000 compensation paid by the Fund to the non-interested Directors and nominees as such and, for the calendar year ended December 31, 1999, the aggregate compensation paid by all investment companies advised by MLIM and its affiliate, FAM ("MLIM/FAM advised funds"), to the non-interested Directors and nominees.



                                                                                   AGGREGATE COMPENSATION
                                                        PENSION OR RETIREMENT           FROM FUND AND
                                     COMPENSATION     BENEFITS ACCRUED AS PART        MLIM/FAM ADVISED
NAME OF DIRECTOR OR NOMINEE            FROM FUND          OF FUND EXPENSES         FUNDS PAID TO DIRECTORS
---------------------------------   --------------   --------------------------   ------------------------
M. Colyer Crum(1) ...............       $    0                 None                        $122,975
Laurie Simon Hodrick(1) .........       $    0                 None                        $ 53,000
Jack B. Sunderland(1) ...........       $4,500                 None                        $143,975
Stephen B. Swensrud(1) ..........       $4,500                 None                        $232,250
J. Thomas Touchton(1) ...........       $4,500                 None                        $142,725
Fred G. Weiss(1) ................       $    0                 None                        $122,975

----------
(1)   The Directors serve on the boards of MLIM/FAM advised funds as follows:
      Mr. Crum (25 registered investment companies consisting of 55 portfolios); Ms. Hodrick (25 registered investment companies consisting of 55 portfolios); Mr. Sunderland (25 registered investment companies consisting of 55 portfolios); Mr. Swensrud (44 registered investment companies consisting of 91 portfolios); Mr. Touchton (25 registered investment companies consisting of 55 portfolios); and Mr. Weiss (25 registered investment companies consisting of 55 portfolios).


     Officers of the Fund. The Directors have elected four officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following sets forth information concerning each of these officers:




                  NAME AND PRINCIPAL OCCUPATION                          OFFICE         AGE     OFFICER SINCE
-----------------------------------------------------------------   ----------------   -----   --------------
Terry K. Glenn ..................................................   President           60          1999
 Executive Vice President of MLIM and FAM since 1983;
 Executive Vice President and Director of Princeton Services
 since 1993; President of Princeton Funds Distributor, Inc.
 ("PFD") since 1986 and Director thereof since 1991; President of
 Princeton Administrators, L.P. since 1988.
Eric S. Mitofsky ................................................   Senior Vice         46          1999
 First Vice President of MLIM and certain of its affiliates since   President and
 1997; Vice President of MLIM and certain of its affiliates from    Portfolio
 1992 to 1997.                                                      Manager
Donald C. Burke .................................................   Vice President      40          1999
 First Vice President of FAM and MLIM since 2000; Treasurer of      and Treasurer
 FAM and MLIM since 1999; Senior Vice President of MLIM and
 FAM from 1999 to 2000; Senior Vice President and Treasurer of
 Princeton Services since 1999; Vice President of PFD since 1999;
 First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM and
 FAM since 1990.
Ira P. Shapiro ..................................................   Secretary           37          1999
 First Vice President of MLIM since 1998; Director (Legal
 Advisory) of MLIM and certain of its affiliates from 1997 to 1998;
 Vice President of MLIM and certain of its affiliates from 1996 to
 1997; Attorney with MLIM and certain of its affiliates from 1993 to
 1997.

     Stock Ownership. At the Record Date, the Directors, nominees and officers of the Fund as a group (10 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Glenn, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.



          ITEM 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

  The Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, have selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

  D&T also acts as independent auditors for ML & Co. and most of its subsidiaries and for most other investment companies advised by FAM or MLIM. D&T also acts as independent auditors for other investment companies advised by FAM or MLIM. The fees received by the independent auditors from these other entities are substantially greater, in the aggregate, than the total fees received by the independent auditors from each Fund. The Directors of the Fund considered the fact that (i) D&T has been retained as the independent auditors for ML & Co. and the other entities described above and (ii) has been retained as the independent auditors for other investment companies advised by FAM or MLIM in its evaluation of the independence of the independent auditors with respect to the Fund.

  Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.


                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth the beneficial ownership of the Fund's Common Stock for each person known to be the beneficial owner of more than five percent of the Common Stock.




                                                               SHARES OF COMMON STOCK
                                                                    BENEFICIALLY
                                                                     OWNED AS OF
                                                                 THE RECORD DATE(1)
                                                       ---------------------------------------
        NAME AND ADDRESS OF BENEFICIAL OWNER                  NUMBER          PERCENT OF TOTAL
----------------------------------------------------   -------------------   -----------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated          14,653,153(2)         46.5%(3)
 4 World Financial Center, 12th Floor
 New York, New York 10080

----------
(1) Beneficial share ownership is determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security.
(2) This information is based upon information reported by the stockholder in a filing on Schedule 13G made with the SEC on September 11, 2000.
(3)   Based on 31,510,000 shares of Common Stock outstanding on the Record
      Date.

  Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") acts as a market maker in connection with the Fund's quotation on the Nasdaq National Market System. From time to time in connection with its market making activities, Merrill Lynch purchases and sells shares of Common Stock.

                             ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

  In order to obtain the necessary quorum at the Meeting (i.e., one-third of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004, 1-800-645-4519, to assist in the solicitation of proxies at a cost to the Fund of approximately $3,000 plus out-of-pocket expenses, which are estimated to be $500.

  All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of the independent auditors.

  With respect to Item 1, "Election of Directors," will require the affirmative vote of a plurality of the votes cast by the Fund's stockholders, present in person or by proxy and entitled to vote, at a meeting at which a quorum is present and duly constituted.

  With respect to Item 2, "Ratification of the Selection of Independent Auditors," approval for the Fund will require the affirmative vote of a majority of the votes cast by the Fund's stockholders, present and in person or by proxy and entitled to vote, at a meeting at which a quorum is present and duly constituted.

  Broker-dealer firms, including Merrill Lynch, holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of obtaining a quorum. Merrill Lynch has advised the Fund that it intends to vote shares held in its name for which no instructions are received except as limited by agreement or applicable law, in the same proportion as the votes received from the beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or Item 2.

  Management knows of no other matters to be presented at the Meeting. However, if other matters are presented for a vote at the Meeting of any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters.


ADDRESS OF INVESTMENT ADVISER

  The principal office of MLIM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY


  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to the attention of the Secretary of the Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Ira P. Shapiro, Secretary of the Fund or to 1-800-637-3863.


STOCKHOLDER PROPOSALS


  If a stockholder intends to present a proposal at the 2001 Annual Meeting of Stockholders of the Fund which is anticipated to be held in December 2001, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by July 18, 2001.


                                      By Order of the Board of Directors,


                                      Ira P. Shapiro
                                      Secretary


Dated: November 15, 2000

                                                                    COMMON STOCK



         THE S&P 500 (REGISTERED TRADEMARK) PROTECTED EQUITY FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011


                                      PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of The S&P 500 (Registered Trademark) Protected Equity Fund, Inc. (the "Fund") held of record by the undersigned on October 30, 2000 at the annual meeting of stockholders of the Fund to be held on December 13, 2000 or any adjournment thereof.


         THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [X] or [X] in blue or black ink.



1. ELECTION OF DIRECTORS             FOR all nominees listed below                      WITHHOLD AUTHORITY
                                     (except as marked to the contrary below)  [ ]      to vote for all nominees listed below  [ ]


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) M. COLYER CRUM, LAURIE SIMON HODRICK, TERRY K. GLENN, JACK B. SUNDERLAND, STEPHEN B. SWENSRUD, J. THOMAS TOUCHTON AND FRED G. WEISS.



2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


     FOR  [ ]    AGAINST  [ ]    ABSTAIN  [ ]



3. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.



                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                Dated: --------------------------------  , 2000



                                X----------------------------------------------
                                         Signature


                                X----------------------------------------------
                                         Signature, if held jointly




SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.